EXHIBIT 10.1
                                                                 ------------

                 THIRD AMENDMENT TO POWER PURCHASE AGREEMENT
                               by and between
                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                                     and
                        SELKIRK COGEN PARTNERS, L.P.
					   ------------------------------

THIS THIRD AMENDMENT TO POWER PURCHASE AGREEMENT ("Third Amendment"), made and entered into as of the 13th day of September, 1996, by and between Selkirk Cogen Partners, L.P. ("Seller") and Consolidated Edison Company of New York, Inc. ("Buyer"), constitutes an amendment to the Power Purchase Agreement, dated April 14,1989, as amended by Rider to Power Purchase Agreement, dated September 8, 1989, the First Amendment to Power Purchase Agreement, dated September 13, 1991, and the Second Amendment to Power Purchase Agreement, dated October 22, 1992 (collectively, the "Agreement") between Buyer and Seller, and as further amended by Buyer and Seller. All terms not defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Buyer and Seller have previously entered into the Agreement for the purchase by Buyer of up to 265 megawatts of capacity and associated electric energy to be produced by Seller's cogeneration plant in Selkirk, New York (the "Plant"); and

WHEREAS, the Plant has the capability under certain operating conditions to produce capacity and associated electric energy that exceeds the capacity and energy committed to Buyer; and

WHEREAS,  Seller  wishes to sell such excess capacity and/or electric energy;
and

WHEREAS, Buyer and Seller have previously agreed to further amend the Agreement, upon Seller's request, to allow the Seller to sell capacity and energy of the Plant in excess of the maximum 265 megawatts DMNC committed to Buyer to any other person, subject to the right of first refusal in favor of Buyer; and

WHEREAS, Seller has requested Buyer to amend the Agreement, as previously agreed to.

NOW THEREFORE, in consideration of the premises and covenants hereinafter set forth, Buyer and Seller agree as follows:

I.	Article 3(a) is amended by deleting  the text thereof in its entirety and substituting therefore the following:


"a)	During the term of the Agreement, subject to Buyer's  scheduling  of  the
Plant  for dispatch as provided for in Article 7, Seller shall have delivered to the Intervening Party (as  defined  below)  for delivery and sale to Buyer and Buyer shall accept and purchase from Seller, subject to the terms and conditions of this Agreement, all electricity produced by the Plant, less (i) transmission losses, if any, (ii) electricity used to operate the Plant, and
(iii) electricity delivered to  the  purchaser  of thermal energy produced by the Plant, (iv) the reduction of the plant's electric capacity, if any, from Seller's sale of thermal energy to the purchaser of thermal energy produced by the Plant, and (v) electricity sold to other third parties pursuant to the provisions of Article 3(a) ; provided, however, that Seller is not obligated to deliver and Buyer is not obligated to purchase electric energy produced by
the   Plant   that   is   greater   than   the   DMNC,   expressed    on    a
megawatt-hours-per-hour basis, or 265 MWH/hr, whic hever is less. Not less than ninety (90) days prior to the commencement of each summer period (June 1 to September 15), Seller shall provide Buyer with written notice (the "Annual Notice") of (i) the maximum amount of electric capacity to be sold to Seller's thermal customer for the immediately following summer period (June 1 to September 15), and (ii) the maximum hourly steam sendout to the Seller's thermal customer for the immediately following summer period (the "Maximum Steam Sendout") and the corresponding reduction in the Plant's electric capacity due to such Maximum Steam Sendout (the "Capacity Reduction"). Seller's actual steam sendout to Seller's thermal customer during a summer period shall not exceed the Maximum Steam Sendout in effect for such summer period. Following receipt of an Annual Notice, no change in the amount of electricity committed hereunder for the applicable year shall be permitted without the written consent of Buyer and Seller."

Seller may sell to third parties (i) Plant capacity that becomes available above the temperature adjusted equivalent of the 265 megawatts DMNC used for the purpose of payments to be made by Buyer to Seller as defined in Article I.B.1 of Appendix C of this Agreement ("Surplus Capacity"), and (ii) any electric energy associated with Surplus Capacity ("Surplus Energy"); provided, however, that Seller first offers such Surplus Capacity and/or Surplus Energy to Buyer at a price that Seller certifies to Buyer is no less favorable then that which it will offer to third parties. Exhibit H hereto sets forth the notice periods which Seller must provide to Buyer before Seller may sell Surplus Capacity and/or Surplus Energy to a third party. Failure of Buyer to accept the offer at the stated price within the period allowed in accordance with Appendix H shall be equivalent to the Buyer's refusal of the offer.

If the Seller enters into arrangements to sell to one or more third parties Surplus Energy, Buyer shall first receive the full amount of electricity scheduled for delivery by the Buyer, to the extent that the Plant is capable of producing Buyer's scheduled amount, and the third parties shall then receive Surplus Energy to the extent it is available above the amount scheduled for delivery by the Buyer. If, subject to the provisions set forth above, Seller enters into an agreement with Buyer and/or one or more third parties to sell all or any portion of Surplus Capacity on a firm basis, then Buyer shall receive under this Agreement a proportionate share of the electric energy produced by the Plant based on the ratio of the capacity of the Plant paid for by the Buyer under this Agreement to the total capacity of the Plant contracted for sale to the Buyer and third parties. At no time shall the sum of the Plant's capacity committed to Buyer hereunder plus firm capacity sold under Surplus Capacity transactions exceed the Plant's temperature adjusted DMNC."

II. The Agreement is amended by adding hereto Appendix H attached to this Third Amendment.

III. All other terms and conditions of the Agreement not expressly amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed in one or more counterparts by their proper officers duly authorized as of the date written above.

									SELKIRK COGEN PARTNER, L.P.

										Name:	/s/ George J. Grunbeck
	      									    _______________________


   									   Title:   Vice President
		  									    -----------------------

									CONSOLIDATED EDISON COMPANY

   										Name:	/s/ James F. Reilly
	                    						-----------------------

	    								Title: Manager, NUG Contracts
		 									   ------------------------

                                 APPENDIX H

The following sets forth the minimum notice period to be given by Seller to Buyer and the deadline for response by Buyer to Seller prior to Seller entering into an agreement for the sale of Surplus Capacity and/or Surplus Energy to third parties.

----------------------------------------------------------------------------
Duration of Sale			MINIMUM NOTICE 			Deadline for Response
---------------             --------------          ---------------------
							   to Buyer 			      by Buyer
							   -------					  --------
----------------------------------------------------------------------------
Up to 1 day               10 a.m. on the Business	 Noon on the Business
                               Day prior to 			Day prior to the
                           commencement of sale		 commencement of sale
----------------------------------------------------------------------------
More than 1 day,		  10 a.m. on the Business    Noon on the Business
                               Day prior to 		    Day prior to the
  up to 3 days              commencement of sale     commencement of sale
----------------------------------------------------------------------------
More than 3 days,		   10 a.m. on the second    10 a.m. on the Business
                           Business Day prior to 	   Day prior to the
 up to 2 weeks             commencement of sale      commencement of sale
----------------------------------------------------------------------------
More than 2 weeks,		   10 a.m. on the fifth       10 a.m. on the second
                           Business Day prior to 	  Business Day prior to
 up to 1 month             commencement of sale     the commencement of sale
----------------------------------------------------------------------------
More than 1 month		   10 a.m. on the tenth       10 a.m. on the fifth
                           Business Day prior to 	  Business Day prior to
                           commencement of sale     the commencement of sale
----------------------------------------------------------------------------